UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A2

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):       May 5, 1999


                               FACTUAL DATA CORP.
             (Exact name of registrant as specified in its charter)


             Colorado                    0-24205                84-1449911
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                              5200 Hahns Peak Drive
                          Fort Collins, Colorado 80538
                    (Address of principal executive offices)



                                 (970) 663-5700
              (Registrant's telephone number, including area code)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(a) The registrant is filing the required financial statements in connection with its acquisition of F.D.D., Inc. and F.D.S.C., Inc. on May 5, 1999 on this amendment to Form 8-K.

(b) The registrant is also filing the required pro forma information in connection with the acquisition described in Item 7a above on this amendment to Form 8-K.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.


Date:  October 15, 1999             By:/s/Jerald H. Donnan
                                       -------------------
                                    Jerald H. Donnan
                                    Chief Executive Officer

                   UNAUDITED PRO FORMA COMBINED STATEMENTS OF
                     INCOME (LOSS) AND UNAUDITED PRO FORMA
                             COMBINED BALANCE SHEET



The following unaudited pro forma combined statements of income for the year ended December 31, 1998 and the three month period ended March 31, 1999 and the unaudited pro forma combined balance sheet as of December 31, 1998 and March 31, 1999 give effect to the business combination of Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc. The transaction between Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc. has been accounted for as a combination of companies under the purchase method. The unaudited pro forma statements of income have been prepared as if the proposed transaction occurred on January 1, 1998. The unaudited pro forma balance sheets have been prepared as if the proposed transaction occurred March 31, 1999 and December 31, 1998, respectively. These pro forma statements are not necessarily indicative of the results of operations or the financial position as they may be in the future or as they might have been had the transactions become effective on the above mentioned date.

The unaudited pro forma combined statements of income for the year ended December 31, 1998 and the three month period ended March 31, 1999 includes the results of operations of Factual Data Corp., and F.D.D., Inc. and F.D.S.C., Inc.

The unaudited pro forma combined statements of income and the unaudited pro forma combined balance sheets should be read in conjunction with the separate historical financial statements and notes thereto of Factual Data Corp. and F.D.D., Inc. and F.D.S.C., Inc.

           Notes to Unaudited Pro Forma Combined Financial Statements


The following notes and adjustments are related to the business combination between Factual Data Corp. (FDC) and F.D.D., Inc. (FDD) and F.D.S.C., Inc. (FDSC).

1. Reflects the pro forma amounts contained in Form 8-K/A filed on May 10, 1999 which gives effect to FDC's acquisition of United Data Services, Inc.

2. Reflects the March 31, 1999 unaudited balance sheet and statement of income for the three months ended March 31, 1999 of Factual Data Corp. as filed on Form 10-QSB on May 13, 1999.

3. Eliminates assets and liabilities not acquired by FDC in connection with its acquisition of F.D.D., Inc. and F.D.S.C., Inc.

4. Records the acquisition of F.D.D., Inc. and F.D.S.C., Inc. for $2,680,000. To finance the acquisition, FDC paid $2,000,000 in cash at closing and issued a $680,000 note payable bearing interest at 8% per annum. The purchase price has been allocated as follows:

                              Asset Category

     Property and equipment                          $   40,700
     Deposits                                             1,472
     Intangible assets                                2,637,828
                                                      ---------

                                                     $2,680,000
                                                     ==========

     The $2,000,000 paid in cash has been reflected as a payable at December 31, 1998 as cash balances reflected based on Note 1 above were not sufficient to cover the $2,000,000 payment.

5. To eliminate depreciation expense which will not continue following the business combination.

6. To record depreciation and amortization of fixed assets and intangibles acquired. Fixed assets are depreciated over a five year life, non-compete agreements over the life of the agreements and customer lists over fifteen years.

7. To eliminate royalty expense and fees and related system affiliate revenues.

8. To eliminate officers salaries and bonuses who will no longer be employed by the Company.

9.   To record interest expense on acquisition debt at 8% per annum.

10. Pro forma income tax adjustment at the statutory rate of 37% for federal and state income taxes.

                   Unaudited Pro Forma Combined Balance Sheet
                              As of March 31, 1999


                                                                                        Pro Forma Adjustments
                                                   FDD and                        ------------------------------
                                  FDC (2)           FDSC            Total            Debit             Credit            Combined
                               ------------     ------------     ------------     ------------      ------------       ------------
Cash .....................     $ 10,607,214     $    237,594     $ 10,844,808     $       --        $   (237,594)(3)   $  8,607,214
                                                                                                      (2,000,000)(4)            --
Prepaid expenses and other          292,821            5,260          298,081             --              (5,260)(3)        292,821
Accounts receivable, net .        3,603,521          438,227        4,041,748             --            (438,227)(3)      3,603,521
Stock subscription
 receivable ..............        4,500,000             --          4,500,000             --                 --           4,500,000
                               ------------     ------------     ------------     ------------      ------------       ------------
 Total current assets ....       19,003,556          681,081       19,684,637             --          (2,681,081)        17,003,556
                               ------------     ------------     ------------     ------------      ------------       ------------

Property and equipment, ..        3,551,917           57,791        3,609,708           40,700(4)        (57,791)(3)      3,592,617
 net

Other assets .............       12,055,224            1,472       12,056,696        2,637,828(4)           --           14,694,524
                               ------------     ------------     ------------     ------------      ------------       ------------

                               $ 34,610,697     $    740,344     $ 35,351,041     $  2,678,528      $ (2,738,872)      $ 35,290,697
                               ============     ============     ============     ============      ============       ============


Current portion of
 long-term debt ..........     $  1,879,942     $       --       $  1,879,942     $       --        $   (226,667)(4)   $  2,106,609
Accounts payable .........        3,704,223          145,155        3,849,378          145,155(3)           --            3,704,223
Accrued payroll and
 expenses ................          447,202           21,797          468,999           21,797(3)           --              447,202
Income taxes payable .....          179,221             --            179,221             --                --              179,221
Deferred income taxes ....           59,291             --             59,291             --                --               59,291
                               ------------     ------------     ------------     ------------      ------------       ------------
   Total current
    liabilities ..........        6,269,879          166,952        6,436,831          166,952          (226,667)         6,496,546
                               ------------     ------------     ------------     ------------      ------------       ------------

Long-term debt ...........        3,153,496             --          3,153,496             --            (453,333)(4)      3,606,829
Deferred income taxes ....          311,749             --            311,749             --                --              311,749

Shareholders' equity
 Common stock ............       22,145,733            5,500       22,151,233            5,500(3)           --           22,145,733
 Retained earnings .......        2,729,840          567,892        3,297,732          567,892(3)           --            2,729,840
                               ------------     ------------     ------------     ------------      ------------       ------------
                                 24,875,573          573,392       25,448,965          573,392              --           24,875,573
                               ------------     ------------     ------------     ------------      ------------       ------------

                               $ 34,610,697     $    740,344     $ 35,351,041     $    740,344     $   (680,000)       $ 35,290,697
                               ============     ============     ============     ============     ============        ============

                   Unaudited Pro Forma Combined Balance Sheet
                             As of December 31, 1998

                                                                                        Pro Forma Adjustments
                                                  FDD and                        ------------------------------
                                  FDC (1)          FDSC            Total            Debit             Credit            Combined
                               ------------    ------------     ------------     ------------      ------------       ------------
Cash ........................  $    (94,319)   $    307,771     $    213,452      $       --        $   (307,771)(3)   $    (94,319)
Prepaid expenses and
 other ......................       105,964           2,532          108,496              --              (2,532)(3)        105,964
Accounts receivable, net ....     2,919,578         396,825        3,316,403              --            (396,825)(3)      2,919,578
                               ------------    ------------     ------------      ------------      ------------       ------------
 Total current assets .......     2,931,223         707,128        3,638,351              --            (707,128)         2,931,223
                               ------------    ------------     ------------      ------------      ------------       ------------

Property and equipment,
 net ........................     2,990,419          57,518        3,047,937            40,700(4)        (57,518)(3)      3,031,119

Other assets ................    13,355,259           1,472       13,356,731         2,637,828(4)           --           15,994,559
                               ------------    ------------     ------------      ------------      ------------       ------------

                                $19,276,901        $766,118     $ 20,043,019      $  2,678,528      $   (764,646)      $ 21,956,901
                               ============    ============     ============      ============      ============       ============


Current portion of ..........
 long-term debt                $  1,579,953    $       --       $  1,579,953      $       --        $   (226,667)(4)   $  3,806,620
                                                                                                      (2,000,000)(4)
Accounts payable ............     2,225,685         120,085        2,345,770           120,085(3)           --            2,225,685
Accrued payroll and
 expenses ...................       431,441          18,959          450,400            18,959(3)           --              431,441
Income taxes payable ........       524,186            --            524,186              --                --              524,186
Deferred income taxes .......        59,291            --             59,291              --                --               59,291
                               ------------    ------------     ------------      ------------      ------------       ------------
   Total current
    liabilities .............     4,820,556         139,044        4,959,600           139,044        (2,226,667)         7,047,223
                               ------------    ------------     ------------      ------------      ------------       ------------

Long-term debt ..............     3,317,571            --          3,317,571              --            (453,333)(4)      3,770,904
Deferred income taxes .......       302,762            --            302,762              --                --              302,762

Shareholders' equity
 Common stock ...............     8,614,705           5,500        8,620,205             5,500(3)           --            8,614,705
 Retained earnings ..........     2,221,307         621,574        2,842,881           621,574(3)           --            2,221,307
                               ------------    ------------     ------------      ------------      ------------       ------------
                                 10,836,012         627,074       11,463,086           627,074              --           10,836,012
                               ------------    ------------     ------------      ------------      ------------       ------------

                                $19,276,901        $766,118     $ 20,043,019      $    766,118     $  (2,680,000)      $ 21,956,901
                               ============    ============     ============      ============     =============       ============

         Unaudited Pro Forma Combined Statement of Operations
               For the Three Months Ended March 31, 1999

                                                                                    Pro Forma Adjustments
                                              FDD and                        -------------------------------
                              FDC (2)          FDSC            Total            Debit             Credit                Combined
                           ------------     -----------     -----------      -----------         -----------          ------------
Information systems ..     $ 4,391,299      $   799,775     $ 5,191,074      $      --           $      --            $ 5,191,074
Ancillary income .....         477,714             --           477,714           32,665(7)             --                445,049
System affiliates ....         483,869             --           483,869           76,139(7)             --                407,730
                           -----------      -----------     -----------      -----------         -----------          -----------
 Total revenue .......       5,352,882          799,775       6,152,657          108,804                --              6,043,853
                           -----------      -----------     -----------      -----------         -----------          -----------

Operating expenses
  Cost of services
   provided ..........       3,199,662          427,202       3,626,864             --              (108,804)(7)        3,518,060
  Selling, general and
   administration ....       1,293,407          166,908       1,460,315           46,499(6)          (11,100)(8)        1,484,670
                                  --               --              --               --               (11,044)(5)             --
                           -----------      -----------     -----------      -----------         -----------          -----------
  Total operating
   expenses ..........       4,493,069          594,110       5,087,179           46,499            (130,948)           5,002,730
                           -----------      -----------     -----------      -----------         -----------          -----------

Income (loss) from
 operations ..........         859,813          205,665       1,065,478          155,303            (130,948)           1,041,123
                           -----------      -----------     -----------      -----------         -----------          -----------

Other income, net ....          59,797            5,653          65,450             --                  --                 65,450
Interest expense .....         (85,854)            --           (85,854)          13,600(9)             --                (99,454)
                           -----------      -----------     -----------      -----------         -----------          -----------

Income before taxes ..         833,756          211,318       1,045,074          168,903            (130,948)           1,007,119
Income tax expense
 (benefit) ...........         325,223           78,188         403,411             --               (14,043)(10)         389,368
                           -----------      -----------     -----------      -----------         -----------          -----------

Net income ...........     $   508,533      $   133,130     $   641,663      $   168,903         $  (144,991)         $   617,751
                           ===========      ===========     ===========      ===========         ===========          ===========



Basic earnings per share   $       .14                                                                                $       .17
                           ===========                                                                                ===========

Weighted average pro
 forma shares                3,596,663                                                                                  3,596,663
                           ===========                                                                                ===========
 outstanding - basic

Diluted earnings per       $       .13                                                                                $       .16
                           ===========                                                                                ===========
 share

Weighted average pro
 forma shares
 outstanding - diluted       3,790,037                                                                                 3,790,037
                           ===========                                                                                ==========


                Unaudited Pro Forma Combined Statement of Income
                      For the Year Ended December 31, 1998

                                                                                   Pro Forma Adjustments
                                             FDD and                          -------------------------------
                              FDC (1)         FDSC             Total            Debit                Credit             Combined
                           ------------    -----------      -----------       -----------          -----------        ------------
Information systems ..     $ 13,231,023    $  3,581,562     $ 16,812,585      $       --           $       --         $ 16,812,585
Ancillary income .....        1,451,104            --          1,451,104           136,343(7)              --            1,314,761
System affiliates ....        2,198,260            --          2,198,260           335,326(7)              --            1,862,934
Training, license and
 other ...............           58,578            --             58,578              --                   --               58,578
                           ------------    ------------     ------------      ------------         ------------       ------------
 Total revenue .......       16,938,965       3,581,562       20,520,527           471,669                 --           20,048,858
                           ------------    ------------     ------------      ------------         ------------       ------------

Operating expenses
  Cost of services
   provided ..........        9,034,032       1,907,049       10,941,081              --               (471,669)(7)     10,469,412
  Selling, general and
   administration ....        4,104,023         709,575        4,813,598           185,995(6)           (44,400)(8)      4,910,432
                                   --              --               --                --                (44,761)(5)           --
                           ------------    ------------     ------------      ------------         ------------       ------------
  Total operating
   expenses ..........       13,138,055       2,616,624       15,754,679           185,995             (560,830)        15,379,844
                           ------------    ------------     ------------      ------------         ------------       ------------

Income (loss) from
 operations ..........        3,800,910         964,938        4,765,848           657,664             (560,830)         4,669,014
                           ------------    ------------     ------------      ------------         ------------       ------------

Other income .........          186,515          30,726          217,241              --                   --              217,241
Interest expense .....         (240,421)           --           (240,421)           54,400(9)              --             (294,821)
                           ------------    ------------     ------------      ------------         ------------       ------------

Income (loss) before
 taxes ...............        3,747,004         995,664        4,742,668           712,064             (560,830)         4,591,434
Income tax expense
 (benefit) ...........        1,313,300         368,396        1,681,696              --                (55,957)(10)     1,625,739
                           ------------    ------------     ------------      ------------         ------------       ------------

Net income (loss) ....     $  2,433,704    $    627,268     $  3,060,972      $    712,064         $   (616,787)      $  2,965,694
                           ============    ============     ============      ============         ============       ============

Basic earnings per share   $        .91                                                                               $       1.11
                           ============                                                                               ============

Weighted average pro
 forma shares
 outstanding - basic          2,680,753                                                                                  2,680,753
                           ============                                                                               ============

Diluted earnings per
 share                     $        .88                                                                               $       1.07
                           ============                                                                               ============

Weighted average pro
 forma shares
 outstanding - diluted        2,769,214                                                                                  2,769,214
                           ============                                                                               ============